================================================================================
                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

[X]      Filed by the Registrant
[ ]      Filed by a Party other than the Registrant

Check the appropriate box:

[ ]      Preliminary Proxy Statement        [ ]  Confidential, for the Use of
[X]      Definitive Proxy Statement              the Commission Only (as
[ ]      Definitive Additional Materials         permitted by Rule 14a-6(e)(2))
[ ]      Soliciting Material Pursuant to
         Rule 14a-11(c) or Rule 14a-12


                             BARNEYS NEW YORK, INC.

                        --------------------------------

                (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]    No fee required.
[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
       (1)    Title of each class of securities to which transaction applies:
       (2)    Aggregate number of securities to which transaction applies:
       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act
              Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
       (4)    Proposed maximum aggregate value of transaction:
       (5)    Total fee paid:

[ ]    Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
       (1) Amount Previously Paid:
       (2)    Form, Schedule or Registration Statement No.:
       (3)    Filing Party:
       (4)    Date Filed:

                             BARNEYS NEW YORK, INC.
                                575 FIFTH AVENUE
                               NEW YORK, NY 10017
                                 (212) 339-7300

--------------------------------------------------------------------------------
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON            JUNE 27, 2000
--------------------------------------------------------------------------------

TO THE STOCKHOLDERS OF
  BARNEYS NEW YORK, INC.:

     Notice is hereby given that the Annual Meeting of Stockholders of Barneys New York, Inc. (the "Company") will be held at the offices of the Company, located at 1201 Valley Brook Avenue, Lyndhurst, New Jersey, on Thursday, June 27, 2000 at 10:00 A.M. local time (the "Annual Meeting"), for the following purposes:

      1. To elect ten members of the Board of Directors, each to serve until the next Annual Meeting of stockholders and until their respective successors are elected and qualified or until their earlier resignation or removal.

      2. To consider and act upon a proposal to approve the Company's Employee Stock Option Plan.

      3. To ratify the appointment of Ernst & Young LLP as independent auditors for the Company for the fiscal year ending February 3, 2001.

      4. To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

    The accompanying Proxy Statement contains further information with respect to these matters.

    Only stockholders of record on the books of the Company at the close of business on May 15, 2000 will be entitled to notice of, and to vote at, the meeting. The stock transfer books will not be closed. See the "Miscellaneous" section of the accompanying Proxy Statement as to the place where the list of stockholders may be examined.

    Stockholders are cordially invited to attend the meeting in person. Whether or not you plan to be present at the Annual Meeting, please sign, date and return the enclosed Proxy to ensure that your shares are voted. A return envelope, which requires no postage, if mailed in the United States, is enclosed for your convenience.

                                          By Order of the Board of Directors

                                             /s/  Marc H. Perlowitz

                                                  Marc H. Perlowitz
                                                      Secretary

May 22, 2000
                            ---------------------------------------------------
                                        PLEASE MAIL YOUR PROXY . . . NOW!
                            ---------------------------------------------------
                                                    IMPORTANT
                            WE HOPE THAT YOU CAN ATTEND THIS MEETING IN PERSON, BUT IF YOU CANNOT DO SO PLEASE MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY.
                            ---------------------------------------------------

                             BARNEYS NEW YORK, INC.
                                575 FIFTH AVENUE
                               NEW YORK, NY 10017
                                 (212) 339-7300

                                 PROXY STATEMENT

           ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 27, 2000

    This statement is furnished to stockholders of Barneys New York, Inc. (the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company to be voted at the Annual Meeting of Stockholders of the Company to be held at 1201 Valley Brook Avenue, Lyndhurst, NJ, 07071 on June 27, 2000, at 10:00 A.M. Stockholders of record at the close of business on May 15, 2000 will be entitled to notice of and to vote at such meeting and at all adjournments thereof.

    Stockholders who execute proxies may revoke them at any time before they are voted by giving written notice of such revocation to the Secretary of the Company. When a proxy is received, properly executed, prior to the meeting, the shares represented thereby will be voted at the meeting in accordance with the terms thereof.

    The complete mailing address of the Company's principal executive offices is 575 Fifth Avenue, New York, New York 10017. The approximate date on which this Proxy Statement and the form of Proxy were first sent or given to the stockholders of the Company was May 22, 2000. The Annual Report of the Company for the year ended January 29, 2000, including audited financial statements, has been sent to each stockholder.

    Votes will be tabulated by American Stock Transfer & Trust Company, the transfer agent and registrar for the Common Stock, and the results will be certified by one or more inspectors of election who are required to resolve impartially any interpretive questions as to the conduct of the vote (the "Inspectors of Election"). In tabulating votes, a record will be made of the number of shares voted for each nominee or other matter voted upon, the number of shares with respect to which authority to vote for that nominee or such other matter has been withheld, and the number of shares held of record by broker-dealers and present at the Annual Meeting but not voting.

    All shares of Common Stock represented by properly executed proxies in the accompanying form will be voted at the Annual Meeting in accordance with the instructions indicated thereon unless such proxies previously have been revoked. If any such proxies do not contain voting instructions, the shares of Common Stock represented by such proxies will be voted FOR PROPOSALS 1, 2 AND 3 and in accordance with Item 4. The Board of Directors is not aware of any business to be brought before the Annual Meeting other than as indicated in the accompanying notice, but it is intended that, as to any other such business properly coming before the Annual Meeting, votes may be cast pursuant to such proxies in accordance with the judgment of the persons acting thereunder.

                                  VOTING RIGHTS

    On May 15, 2000, there were outstanding and entitled to vote 13,076,266 shares of Common Stock. Stockholders are entitled to one vote, exercisable in person or by proxy, for each share of Common Stock held on the record date of May 15, 2000. The holders of a majority of the outstanding shares of Common Stock entitled to vote at the meeting shall constitute a quorum.

    At the record date, more than 5% of the Company's outstanding voting securities was beneficially owned by each of the persons named in the following table, and, other than as to Isetan Company Limited, is based upon information furnished to the Company by such entities in Schedules 13D.

                                 Name And Address Of                  Amount And Nature Of          Percent
   Title Of Class                 Beneficial Owner                    Beneficial Ownership          Of Class
 ------------------   ----------------------------------------     --------------------------       --------
Common Stock          Whippoorwill Associates, Inc.,                         5,536,3911              40.2%
                      on behalf of its Discretionary Accounts
                      11 Martine Avenue
                      White Plains, New York  10606

Common Stock          Bay Harbour Management L.C.                            5,549,7012              40.3%
                      on behalf of its Managed Accounts
                      885 Third Avenue, 34th Floor
                      New York, New York 10022

Common Stock          Isetan Company Limited                                 1,200,7853               9.0%
                      14-1 Shinjuku 3-Chome
                      Shinjuku-ku, Tokyo
                      Japan 160-0022

Common Stock          Shelley F. Greenhaus                                   5,541,3914              40.2%
                      c/o Whippoorwill Associates, Inc.

Common Stock          Allen I. Questrom                                        804,4585               5.8%
                      c/o Barneys New York, Inc.
                      575 Fifth Avenue
                      New York, NY 10017

Common Stock          David A. Strumwasser                                   5,541,3914              40.2%
                      c/o Whippoorwill Associates, Inc.

Common Stock          Douglas P. Teitelbaum                                  5,554,7016              40.3%
                      c/o Bay Harbour Management L.C.
                      885 Third Avenue, 34th Floor
                      New York, New York 10022

Common Stock          Steven A. Van Dyke                                     5,554,7016              40.3%
                      c/o Bay Harbour Management L.C.
                      777 South Harbour Island Blvd.
                      Tampa, Florida  33602

Common Stock          Shelby S. Werner                                       5,541,3914              40.2%
                      c/o Whippoorwill Associates, Inc.

---------------------

1 All of such shares are owned by various limited partnerships, a limited liability company, a trust and third party accounts for which Whippoorwill has discretionary authority and acts as general partner or investment manager. Includes an aggregate of 294,230 shares of Common Stock issuable to Whippoorwill pursuant to warrants originally issued by the Company in connection with the reorganization of the Company's subsidiary, Barney's, Inc. (the "Reorganization") ("Unsecured Creditor Warrants"). In addition, Bay Harbour and Whippoorwill have entered into a stockholders' agreement (the "Stockholders Agreement") with respect to their ownership in, and the voting of the capital stock of, the Company. The number of shares indicated as being beneficially owned by Whippoorwill (x) does not include the shares of Common Stock held by Bay Harbour which are the subject of the stockholders Agreement and with respect to which Whippoorwill disclaims beneficial ownership and (y) includes 402,229 shares of Common Stock beneficially owned by Allen I. Questrom ("Mr. Questrom") which are the subject of a stockholders agreement dated as of February 1, 2000, pursuant to which Mr. Questrom agreed to vote such shares at the direction of Whippoorwill.


2 All of such shares are owned directly by (i) BHB LLC, of which Bay Harbour is the manager, or (ii) certain of Bay Harbour's managed accounts. Includes an aggregate of 286,549 shares of Common Stock issuable to Bay Harbour pursuant to its Unsecured Creditors Warrants. In addition, Bay Harbour and Whippoorwill have entered into a stockholders' agreement with respect to their ownership in, and the voting of the capital stock of, the Company. The number of shares indicated as being beneficially owned by Bay Harbour (x) does not include the shares of Common Stock held by Whippoorwill which are the subject of the Stockholders Agreement and with respect to which Bay Harbour disclaims beneficial ownership and (y) includes 402,229 shares of Common Stock beneficially owned by Mr. Questrom which are the subject of a stockholders agreement dated as of February 1, 2000, pursuant to which Mr. Questrom agreed to vote such shares at the direction of Bay Harbour.

3 Includes 287,724 shares of Common Stock issuable to Isetan upon exercise of a warrant issued to Isetan in connection with the Reorganization

4 Includes all shares of Common Stock beneficially owned by Whippoorwill. Mr. Greenhaus is a principal, President and Managing Director, Mr. Strumwasser is a principal, Managing Director and General Counsel, and Ms. Werner is a principal, Vice President and Managing Director, of Whippoorwill. Also includes 5,000 shares of Common Stock issuable pursuant to options granted to each of Messrs. Greenhaus and Strumwasser and Ms. Werner under the Company's Stock Option Plan for Non-Employee Directors (the "Director Option Plan").

5 Represents the vested portion of shares of Common Stock issuable upon exercise of an option granted to Mr. Questrom pursuant to his employment agreement.

6 Includes all shares of Common Stock beneficially owned by Bay Harbour. Messrs. Teitelbaum and Van Dyke are principals of Bay Harbour. Also includes 5,000 shares of Common Stock issuable pursuant to options granted to each of Messrs. Teitelbaum and Van Dyke under the Director Option Plan.

    In addition, there are 20,000 shares of Preferred Stock outstanding. The shares of Preferred Stock vote on all matters (other than the elections of directors) with the Common Stock, together as a single class. The Barneys Employees Stock Plan Trust (whose address is c/o Barneys New York, Inc., 575 Fifth Avenue, New York, New York 10017) owns 15,000 shares (75%) of Preferred Stock, and Harry G. Wagner, an individual (whose address is 1609 New York Avenue, Huntington Station, NY 11746), owns 5,000 shares (25%) of Preferred Stock.

                        SECURITY OWNERSHIP OF MANAGEMENT

    The following table sets forth, as of May 15, 2000, the number of shares of Common Stock of the Company beneficially owned by each director of the Company, each nominee for director, each executive officer named in the Summary Compensation Table below, and by all directors and executive officers of the Company as a group. Except as otherwise indicated all shares are owned directly.

                                                            Amount And Nature Of             Percent
Name Or Group                                               Beneficial Ownership(1)          Of Class
-------------                                               --------------------             --------
Shelley F. Greenhaus...............................               5,541,391 (2)                 40.2%
John Halpern.......................................                   5,000 (3),(4)              *
Yasuo Okamoto......................................                   5,000 (3)                  *
Allen I. Questrom..................................                 804,458 (2)                  5.8%
Carl Spielvogel....................................                   5,000 (3)                  *
David A. Strumwasser...............................               5,541,391 (2)                 40.2%
Robert J. Tarr, Jr.................................                   5,000 (3)                  *
Douglas A. Teitelbaum..............................               5,554,701 (2)                 40.3%
Steven A. VanDyke..................................               5,554,701 (2)                 40.3%
Shelby S. Werner...................................               5,541,391 (2)                 40.2%
Judith Collinson...................................                  --                         --
Thomas Kalenderian.................................                  --                         --
Michael Celestino..................................                  --                         --
Marc H. Perlowitz..................................                  --                         --
Directors and Executives Officers as a group                     11,131,092                     76.7%
consisting of 14 persons...........................

* Less than 1%.
------------------------------

1 The information as to securities owned by directors, nominees and executive officers was furnished to the Company by such directors, nominees and executive officers, including as to certain directors pursuant to Schedules 13D.


2 See footnotes under "Voting Rights" above.


3 Represents shares of Common Stock issuable upon exercise of an option granted to non-employee directors under the Director Option Plan.


4 Halpern, Denny & Company, of which John Halpern is a partner, is a member of BHB LLC. Mr. Halpern disclaims beneficial ownership of any shares of Common Stock owned by BHB LLC.

                            1. ELECTION OF DIRECTORS

    Ten directors are to be elected at the Annual Meeting to hold office until the Annual Meeting in 2002 and until their successors are elected and qualified. The nominees recommended by the Board of Directors of the Company are listed below. Should the nominees become unable to serve or otherwise be unavailable for election, it is intended that persons named in the Proxy will vote for the election of such persons as the Board of Directors may recommend in the place of such nominee. The Board of Directors knows of no reason why the nominees might be unable to serve or otherwise be unavailable for election. All of the nominees are presently members of the Board of Directors.

    Directors are elected by a plurality of the shares present in person or represented by proxy at the Annual Meeting. Unless authority to vote for the nominees for director is withheld, it is the intention of the persons named in the accompanying Proxy to vote for the election of the nominees named below.

    The following table sets forth certain information with respect to the nominees.

                                      AGE (AT                                                       BECAME
            NAME                 JANUARY 29, 2000)               PRINCIPAL OCCUPATION              DIRECTOR
            ----                 -----------------               --------------------              --------
Allen I. Questrom...............      59       Allen I. Questrom became Chairman of the Board,        1999
                                               President and Chief Executive Officer of the Company
                                               effective May 5, 1999, having served on the Board of
                                               Directors since January 28, 1999.  Mr. Questrom
                                               spent most of his 32 year career in retail with
                                               Federated Department Stores, Inc. rising from
                                               management trainee to become the corporation's
                                               youngest Chairman and Chief Executive Officer -
                                               first in 1980 of the Rich's division based in
                                               Atlanta, in 1984 of the Bullock's division based in
                                               Los Angeles and in 1990 of Federated Department
                                               Stores, Inc., a position which he held until May
                                               1997.  Mr. Questrom also served as President and
                                               Chief Executive Officer of the Dallas-based
                                               Neiman-Marcus Department Store Group from 1988 until
                                               1990.  He also serves as a member of the Board of
                                               each of the Whitney Museum of Art in New York, the
                                               Interpublic Group of Companies, Inc. and Polo- Ralph
                                               Lauren and is on the Board of Trustees of Boston
                                               University.

Shelley F. Greenhaus............      46       Shelley F. Greenhaus is a principal of Whippoorwill    1999
                                               Associates, Inc., an investment management firm
                                               ("Whippoorwill"), and has served as President and
                                               Managing Director of Whippoorwill since 1990.  From
                                               January 1983 through August 1990, Mr. Greenhaus was
                                               a Vice President and Portfolio Manager (Distressed
                                               Securities) at Oppenheimer & Co., Inc.  Prior to
                                               that, from September 1981 to January 1983, Mr.
                                               Greenhaus was a Financial Analyst at W.R. Family
                                               Associates and from July 1978 through September
                                               1981, he was a Financial Analyst at Loeb Rhodes,
                                               Hornblower & Co. (Risk Arbitrage and Distressed
                                               Securities).  Mr. Greenhaus is a director of Marvel
                                               Enterprises, Inc., an entertainment based marketing
                                               and licensing company.


                                       5

John Halpern....................      52       John Halpern is a partner of Halpern, Denny &          1999
                                               Company, a private equity investment firm.  Prior to
                                               that, Mr. Halpern was a founder of Bain & Company,
                                               the international consulting firm and served as its
                                               Vice Chairman until 1990.  Mr. Halpern serves on the
                                               Board of Directors of certain privately held
                                               companies.

Yasuo Okamoto...................      51       Yasuo Okamoto is a member of the law firm of Hughes,   1999
                                               Hubbard & Reed LLP.  Prior to joining Hughes,
                                               Hubbard & Reed LLP, Mr. Okamoto was a partner at
                                               Hill, Betts & Nash from 1980-1986.  Mr. Okamoto is
                                               presently a member of the Board of Directors of
                                               Nikon Americas, Inc.  From 1990 to 1997, Mr. Okamoto
                                               was a Lecturer at the Boston University School of
                                               Law.  Mr. Okamoto was elected to the Board of
                                               Directors as a designee of Isetan pursuant to an
                                               agreement among Isetan, Bay Harbour, Whippoorwill
                                               and the Company.  See "Agreements with Executive
                                               Officers and Related Transactions - Isetan."

Carl Spielvogel.................      70       Carl Spielvogel is the Chairman and Chief Executive    1999
                                               Officer of Carl Spielvogel Associates Inc., an
                                               investment and international counseling firm.  He
                                               was the Chairman and Chief Executive Officer of
                                               United Auto Group from 1995 to 1998, and the
                                               Chairman and Chief Executive Officer of Backer
                                               Spielvogel Bates Worldwide, Inc., an international
                                               advertising company from 1979 to 1995.  Earlier, he
                                               was Vice Chairman of the Interpublic Group of
                                               Companies, Inc.  Mr. Spielvogel is a member of the
                                               Boards of Directors of Hasbro, Inc., Data
                                               Broadcasting Inc. and CBS Marketwatch.com, Inc.

David A. Strumwasser............      47       David A. Strumwasser is a principal of Whippoorwill,   1999
                                               and has served as Managing Director and General
                                               Counsel of Whippoorwill since 1993.  From 1984
                                               through 1993, Mr. Strumwasser was a partner and
                                               co-head of the Bankruptcy and Reorganization
                                               Practice at Berlack, Israels & Liberman LLP.  Prior
                                               to that, he practiced bankruptcy law at Anderson,
                                               Kill & Olick from 1981 to 1984, and at Weil, Gotshal
                                               & Manges LLP from 1976 to 1979.  From 1979 to 1981,
                                               Mr. Strumwasser was an Assistant Vice President at
                                               Citicorp Industrial Credit, Inc.  He is a director
                                               of Metropolis Realty Trust, Inc., a real estate
                                               investment trust.

Robert J. Tarr, Jr..............      56       Robert J. Tarr, Jr. is Chairman, Chief Executive       1999
                                               Officer and President of HomeRuns.com, Inc., an
                                               online home grocery delivery service company, and
                                               has served in such capacities since February, 2000.
                                               From January 1997 through February, 2000, he was an
                                               independent investor and consultant.  He was the
                                               President, Chief Executive Officer and Chief
                                               Operating Officer of each of Harcourt General Inc.
                                               and the Neiman Marcus Group Inc. from November 1991
                                               to January 1997.  Prior to that he held a variety of
                                               positions with General Cinema Corporation, the
                                               predecessor of Harcourt General Inc., including


                                       6

                                               President and Chief Operating Officer since 1984.
                                               Mr. Tarr presently serves on the Boards of Directors
                                               of John Hancock Mutual Life Insurance Company,
                                               Hannaford Bros., Inc., Houghton Mifflin & Co., Inc.
                                               and WESCO International Inc.

Douglas P. Teitelbaum...........      34       Douglas P. Teitelbaum joined Bay Harbour Management    1999
                                               L.C., an investment management firm ("Bay Harbour")
                                               as a principal in April, 1996.  Prior to that time,
                                               Mr. Teitelbaum was first a managing director in the
                                               High Yield and Distressed Securities Group at Bear
                                               Stearns, Inc. and previously a partner at
                                               Dabney/Resnick, Inc., a Los Angeles based distressed
                                               securities investment boutique.  Mr. Teitelbaum
                                               serves on the Boards of Directors of Swifty Serv
                                               Corp. and Planet Hollywood, Inc.

Steven A. Van Dyke..............      40       Steven A. Van Dyke joined Bay Harbour (and its         1999
                                               predecessor, Tower Investment Group) as a principal
                                               in 1986.  He is a Chartered Financial Analyst and is
                                               a member of both the Financial Analysts Society of
                                               Central Florida and the Association for Investment
                                               Management and Research.  Mr. Van Dyke serves on the
                                               Boards of Directors of Buckhead America and Swifty
                                               Serve Corp.

Shelby S. Werner................      54       Shelby S. Werner is a principal of Whippoorwill, and   1999
                                               has served as a Vice President and Managing Director
                                               of Whippoorwill since 1991.  Ms. Werner joined
                                               Whippoorwill upon its formation after spending 2
                                               years at Progressive Partners, L.P. as a Senior
                                               Managing Director and Portfolio Manager.  Shelby
                                               Werner served on the Board of Directors of Texscan
                                               Corporation.  She is a Chartered Investment
                                               Counselor and a Chartered Financial Analyst.

    None of the directors is a director of any other company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of such Act or any company registered as an investment company under the Investment Company Act of 1940, except as set forth above.


                                       7


                             EXECUTIVE COMPENSATION

                           SUMMARY COMPENSATION TABLE

    The following table sets forth information concerning the annual compensation for services in all capacities to the Company for the twelve months ended January 29, 2000, January 30, 1999 and January 30, 1998 of the Chief
Executive Officer and each of the four other most highly compensated executive officers of the Company.

                                           ANNUAL COMPENSATION
                                           -------------------

          NAME AND            TWELVE MONTHS                                    OTHER ANNUAL             ALL OTHER
     PRINCIPAL POSITION       ENDED JANUARY          SALARY        BONUS      COMPENSATION(1)         COMPENSATION(2)
     ------------------       -------------          ------        -----      --------------          ---------------
Allen I. Questrom                   2000(3)
Chairman, President and
Chief Executive Officer

Thomas C. Shull                      2000         $  180,000    $    283,140  $          0        $    331,056
President and Chief                  1999            485,000         115,000             0                   0
Executive Officer4                   1998            220,000               0             0                   0

Thomas Kalenderian                   2000            380,332          52,419             0              13,310
Executive Vice                       1999            343,384          73,256             0              13,310
President-Men's                      1998            295,547          72,373             0              13,260
Merchandising

Judith Collinson                     2000            370,432          57,500             0              12,530
Executive Vice                       1999            306,612          72,863             0              12,530
President - Women's                  1998            215,204          39,758             0              11,147
Merchandising

Michael Celestino                    2000            349,300          29,000             0              13,310
Executive Vice                       1999            274,401          73,900             0              13,260
President -- Stores and              1998            277,319          79,449             0              12,510
Operations

Marc H. Perlowitz                    2000            319,101          75,938             0              13,670
Executive Vice President             1999            286,381          87,663             0              13,260
General Counsel and                  1998            236,600          63,955             0              12,510
Human Resources and
Secretary

Michael Tymash5                      2000            387,811          88,438             0              17,925
Executive Vice                       1999            307,411          87,114             0              13,310
President - Stores and               1998            264,057          73,258             0              12,448
Operations (through
January 18, 2000)

1 Other Annual Compensation includes auto, auto insurance, parking and clothing allowances.

2 All other Compensation includes imputed life insurance, 401K match payments made by the Company, and contributions by the Company to the Company's Money Purchase Plan (a defined contribution plan). For Thomas C. Shull, All Other Compensation also includes his allocation of payments made to Meridian subsequent to Mr. Shull's resignation as required by the terms of the Company's agreement with Meridian Ventures, Inc. ("Meridian"). In the case of Michael Tymash, All Other Compensation also includes severance paid through January 29, 2000.

3 Allen Questrom became Chairman, President and Chief Executive Officer of the Company as of May 5, 1999. Mr. Questrom did not receive any cash compensation for the fiscal year ended January 29, 2000. For his compensation arrangement, see "Agreements with Executive Officers".

4 The services of Thomas C. Shull were provided pursuant to an agreement with Meridian, and the amounts are based upon an allocation provided by Meridian to the Company. See "Agreements with Executive Officers and Related Transactions - Meridian Agreement" below. Mr. Shull resigned as director, President and Chief Executive Officer effective May 5, 1999

5 Michael Tymash resigned effective January 18, 2000.


                       OPTIONS GRANTED IN LAST FISCAL YEAR


    The following table sets forth information concerning options granted during the twelve months ended January 29, 2000 to the named executive.

                                                     INDIVIDUAL GRANTS
                             ---------------------------------------------------------------------
                              NUMBER OF
                             SECURITIES      % OF TOTAL
                             UNDERLYING    OPTIONS GRANTED   EXERCISE OR
                              OPTIONS     TO EMPLOYEES IN    BASE PRICE     EXPIRATION  GRANT DATE
NAME                          GRANTED       FISCAL YEAR       ($/SHARE)        DATE       VALUE(1)
----                          -------       -----------       ---------        ----       --------
Allen I. Questrom.....         802,464         100.00%          $8.68      May 5, 2007   $2,736,402

                             1,518,512         100.00%          $4.34      May 5, 2007   $9,171,812

1 Computed by using standard option valuation under the Black-Scholes method, assuming (i) exercise prices of $8.68 and $4.34, respectively, per share; (ii) a market price of $8.68 per share (based on the price determined in connection with the Company's Plan of Reorganization); (iii) no dividends; (iv) an expected volatility of 0.00%; (v) a risk free rate of return of 6.34%; and (vi) an exercise date for all options of May 5, 2007.




                          FISCAL YEAR END OPTION VALUES

                                                                 NUMBER OF SECURITIES     VALUE OF UNEXERCISED
                                                                UNDERLYING UNEXERCISED        IN-THE-MONEY
                                                                       OPTIONS              OPTIONS AT FISCAL
                                  SHARES                          AT FISCAL YEAR-END          YEAR-END ($)/
                                ACQUIRED ON        VALUE           EXERCISABLE (E)/         EXERCISABLE (E)/
NAME                            EXERCISE #      REALIZED ($)      UNEXERCISABLE (U)        UNEXERCISABLE (U)1
----                           ------------     ------------    ---------------------    --------------------
Allen I. Questrom........           0               0                 200,616 (E)/             $314,967 (E)/

                                                                    2,120,360 (U)            $9,919,307 (U)


      1 Computed by multiplying the number, in each case, of shares which are exercisable and unexercisable by the difference between the market price of $10.25 at January 29, 2000, as determined by the Company's Board of Directors, and the weighted average exercise price of the options.

                          COMPENSATION COMMITTEE REPORT

    The Compensation Committee is responsible for establishing and reviewing the salaries, compensation plans and other remuneration of the officers of the Company. The principal objectives of the Company's executive compensation are to
(i) compensate competitively its executive officers, (ii) attract and retain individuals important to the success of the Company, (iii) provide incentives that will motivate those executives and (iv) reward the Company's executives for achieving the business objectives of the Company over both the short and long terms.

    In each fiscal year, the Committee considers the recommendations of the Chief Executive Officer, which is supported by data generated by the Company's Human Resources Department for each component of compensation of the Company's executive officers. The Committee reviews those recommendations and then approves them or makes such modifications as it deems appropriate.

    COMPENSATION PHILOSOPHY: The Company's compensation program applicable to all the executive officers is based on three primary elements:

     o        Base salary compensation
     o        Annual bonus incentive compensation
     o        Long term incentive compensation

    The Company's executives receive no other form of compensation other than customary benefits.

    BASE SALARY COMPENSATION: The base salaries for the executive officers are determined based upon the responsibilities of the position, the experience level of the individual and the competitive conditions within the industry. The Company and the Compensation Committee consider the compensation paid to executive officers of comparable companies in the retail industry. When adjusting those salaries for individual executive officers in 2000, the Compensation Committee considered the financial performance of the Company in 1999, the performance of the individual executive officer, any changed duties and responsibilities and the base salaries paid to individuals in comparable positions in other retail companies.

    ANNUAL BONUS INCENTIVE COMPENSATION: Prior to the end of fiscal 1999, the Compensation Committee and the Board of Directors approved the 2000 Employee Bonus Plan in which all executive officers other than the CEO are participants. The plan provides for a maximum bonus based on a percentage of an individual's salary reflecting his or her level within the Company. The amount of that maximum bonus payable to each participant is based on satisfaction of a combination of company and individual or business unit performance criteria.

    LONG TERM INCENTIVE COMPENSATION: Both the Company's management and the Compensation Committee believe that significant stock ownership in the Company links the economic interest of stockholders and management and, therefore, is a major incentive for management. The Company's long term incentive plan is designed to provide the recipient with a proprietary interest in the growth and performance of the Company and the value of its shares. The Compensation Committee recommends grants of stock options to executive officers in accordance with the terms of the Employee Stock Option Plan. Those terms are discussed below in this Proxy Statement. All executive officers are participants in the Employee Stock Option Plan other than Mr. Questrom who has been granted stock options pursuant to the terms of his employment agreement. The participants in the Employee Stock Option Plan and the level of participation are determined by the Stock Option Committee, consisting of David Strumwasser, Robert Tarr, Jr. and Douglas Teitelbaum.

    CEO COMPENSATION: Mr. Questrom was elected Chairman, President and Chief Executive Officer of the Company in May of 1999. The terms of his employment agreement are discussed in the Executive Compensation section of this Proxy Statement. The Compensation Committee believes that the compensation provided in that agreement is comparable in value to the prevailing competitive marketplace for companies similarly situated.

    Section 162(m) of the Internal Revenue Code of 1986 (the "Code") limits a publicly-held corporation's deduction for compensation paid to certain executive officers in excess of $1 million per executive per taxable year, unless the compensation qualifies as "performance based" compensation. If approved by the stockholders, the Company believes that the options granted under the proposed Executive Stock Option Plan at a time when the Stock Option Committee consists only of outside directors (within the meaning of Section 162(m) of the Code) should qualify for this exemption. As of today, annual cash compensation to be received by any executive officer has been far below the $1 million threshold. With respect to the stock options granted to Mr. Questrom and discussed below in Agreements With Executive Officers, the options granted at $8.68 per share have received the requisite stockholder approval for purposes of Section 162(m) and the Company believes they qualify for the exemption under 162(m). However, the options granted at $4.34 per share will not qualify for the exemption.

                                             Compensation Committee:
                                             David Strumwasser
                                             Robert J. Tarr, Jr.
                                             Douglas Teitelbaum



                            COMPENSATION OF DIRECTORS

    Each director who is not an employee of the Company is paid $15,000 annually for his or her services as a director, $5,000 annually for each committee of the Board of Directors on which he or she serves, $1,000 for attendance in person at each meeting of the Board of Directors or committee and $500 for participation by telephone. In addition to the foregoing amounts, Robert J. Tarr, Jr. is paid $25,000 annually for serving as Vice Chairman of the Board of Directors and $5,000 annually for serving as Chairman of the Company's Internet Committee. Mr. Tarr also receives $5,000 with respect to each meeting of the Internet Committee in lieu of the per meeting amount set forth above. Non-employee directors also participate in the Company's Stock Option Plan for Non-Employee Directors (the "Director Option Plan"). Pursuant to the Director Option Plan, each Eligible Director (as defined in the Director Option Plan) is granted an option to purchase 5,000 shares of Common Stock upon their initial appointment to the Board of Directors, exercisable at the fair market value (as determined by the Board of Directors) of Common Stock on the date of grant. The options granted under the Director Option Plan expire ten years after the date of grant and become exercisable (i) as to one-half of the total number of shares subject to the grant on the date of grant, and (ii) as to the remaining shares subject to the grant on the first anniversary of the date of grant. On the date of the annual stockholders' meeting which takes place after the initial grant, each Eligible Director may, at the discretion of the Board of Directors, be granted an option to purchase additional shares of Common Stock, provided such grantee is an Eligible Director in office immediately following such annual meeting. On March 11, 1999, each of the non-employee directors was granted an option to purchase 5,000 shares of Common Stock at an exercise price of $8.68 per share, one-half of which vested on issuance, and one-half of which vested on March 11, 2000.

                       AGREEMENTS WITH EXECUTIVE OFFICERS
                            AND RELATED TRANSACTIONS

    Meridian Agreement. Pursuant to an agreement dated as of August 1, 1998, among the Company, Thomas C. Shull and Meridian Ventures, Inc., a venture management firm ("Meridian"), as amended (the "Meridian Agreement"), Meridian received payments from the Company for consulting services provided by Mr. Shull and two additional consultants, Edward Lambert and Paul Jen. Pursuant to the Meridian Agreement, Mr. Shull served as President and Chief Executive Officer until May 5, 1999, and Mr. Lambert served as Chief Financial Officer of the Company and its affiliates until May 28, 1999. In addition, Paul Jen served as Vice President-Marketing until May 1999. The services provided under the Meridian Agreement consisted of providing the services of these three individuals in such capacities. In consideration of these services, Meridian received a base fee at the rate of $95,000 per month, $9,500 per month to cover Meridian's overhead and other expenses and reimbursement for reasonable out-of-pocket expenses of the three individuals. In addition, Meridian received a $100,000 performance bonus on February 1, 1999, and in consideration of Meridian's efforts during the transition to management of the reorganized Company, Meridian received payments totaling $465,000 covering the period

February 1999 through May 1999. The Meridian Agreement terminated on May 31, 1999. Mr. Shull resigned as President and Chief Executive Officer on May 5, 1999, upon the appointment of Allen I. Questrom to those positions. Mr. Lambert resigned as Chief Financial Officer effective May 28, 1999.

    Upon termination of the Meridian Agreement on May 31, 1999, Meridian was entitled to a payment of (i) $104,500 per month for a period of eight months,
(ii) $104,500 per month for a period of four additional months, commencing on the first day of the ninth month following termination, subject to mitigation based on any other compensation received for the services of Mr. Shull and the two other consultants during that period and (iii) payment of all earned and accrued vacation pay, not to exceed $85,000. All amounts due to Meridian pursuant to the terms of the Meridian Agreement have been paid by the Company.

    Agreement With Allen Questrom. Pursuant to an agreement between the Company and Allen I. Questrom effective as of May 5, 1999 and dated February 1, 2000, Mr. Questrom serves as Chairman of the Board of Directors, President and Chief Executive Officer of the Company through January 31, 2003. Mr. Questrom's base salary for the period May 5, 1999 through January 31, 2000 is $150,000 per month, and for the period February 1, 2000 through January 31, 2003 is $100,000 per month. In addition, for the periods commencing February 1, 2000 Mr. Questrom is entitled to an annual performance bonus of up to 100% of his base salary. Mr. Questrom was granted options to purchase up to 15% of the outstanding shares of the Company's Common Stock, which will vest over the term of his employment. One third of such options are exercisable at a price of $8.68 per share and the balance at $4.34 per share. A portion of the salary and bonus payable to Mr. Questrom up to $3,232,662 will be retained by the Company to pay for the grant of a portion of such stock options. The stock options have an exercise period of 8 years. Upon a termination of employment by the Company without cause or by Mr. Questrom for good reason, or upon a change of control of the Company, all stock options will fully vest. In addition, a portion of the stock options will vest upon Mr. Questrom's death or disability. Upon a termination of employment by the Company without cause or by Mr. Questrom for good reason, Mr. Questrom will also be entitled, for the remainder of the term of his employment, to a cash payment equal to his base salary and target bonus, and to participate in the Company's benefit plans. If Mr. Questrom resigns prior to May 22, 2000, he will earn additional compensation of $50,000 per month during the period February 1, 2000 until his date of termination, but he will not be entitled to any other deferred compensation or to earn any bonus during that period, and he will forfeit his stock options.

    The Company also granted Mr. Questrom certain registration rights with respect to his shares of Common Stock. Bay Harbour, Whippoorwill and Mr. Questrom have agreed to provide each other certain co-sale rights in connection with any sales of their Common Stock. Mr. Questrom also agreed to vote half of his shares as directed by Bay Harbour and half as directed by Whippoorwill.

    Employee Severance Plan. The Company has implemented an employee severance plan (a "ESP") which was adopted shortly after commencement of the reorganization cases. The ESP covers all salaried employees but does not include Mr. Questrom. The severance benefits under the ESP are triggered by either (a) an involuntary termination of employment for any reason other than for cause or
(b) a voluntary termination as a result of either (i) a substantial diminution of the employee's responsibilities and duties, or (ii) a substantial reduction in salary, in either case within 12 months of certain events constituting a change in control of the Company. The amount of severance payable depends on a participant's position and the number of years of service, ranging from one week to one month for each year of service. The severance payments range from a minimum of a two weeks salary to a maximum of 18 months salary. For some employees, severance is subject to mitigation for amounts payable during the severance period from other employment. For a period of two (2) years following January 28, 1999, the terms of the Company's existing ESP will not be terminated or amended by the Company in a manner that is adverse to the employees covered.

    401(k) and Money Purchase Plan. All employees of the Company except for certain employees covered by specific collective bargaining agreements, are eligible to participate in the Company's 401(k) savings plan as well as in the Company's Money Purchase Plan. Pursuant to the terms of the 401(k) Plan, eligible participating employees may elect to contribute between 1% and 13% of their annual compensation up to the annual dollar limits set by the Internal Revenue Service. The Company will match 50% of the first 6% of the participant's elective contributions resulting in a maximum of 3% of total compensation. With respect to the Money Purchase Plan, contributions to that plan are made 100% by the Company in an amount of 5% of a participant's eligible compensation for the year in question subject to a specified cap.

    Registration Rights Agreement. On January 28, 1999, the Company entered into a Registration Rights Agreement (the "Registration Rights Agreement") with Bay Harbour, Whippoorwill and Isetan, pursuant to which each of Bay Harbour and Whippoorwill are entitled to exercise up to two demand registrations and unlimited short-form demand and piggyback registration rights. In addition, Isetan was granted piggyback registration rights.

    Stock Purchase Agreement. Pursuant to a Stock Purchase Agreement (the "Stock Purchase Agreement"), which gave holders of general unsecured claims against Barney's, Inc. rights to purchase shares of the Company prior to the Reorganization, Bay Harbour and Whippoorwill received an option to purchase up to an aggregate of 576,122 shares of Common Stock. On November 12, 1999, each of Bay Harbour and Whippoorwill notified the Company of its intention to exercise the option in full. The closing of the exercise occurred on November 19, 1999. In addition, Bay Harbour and Whippoorwill backstopped the offering of the subscription rights for the stock issued pursuant to the Stock Purchase Agreement. The Company also agreed to reimburse Bay Harbour and Whippoorwill for reasonable out-of-pocket expenses incurred by them in connection with the Stock Purchase Agreement and the Reorganization.

    Isetan. In connection with the Reorganization, the Company entered into various agreements and arrangements with Isetan and certain of its affiliates. In connection with the consummation of the plan of reorganization, (x) each of Whippoorwill and Bay Harbour have agreed, for a period of five years from January 29, 1999, to vote, or cause to be voted, all shares of Common Stock held by it in favor of the election of one director designated by Isetan to the Company's Board of Directors, and (y) the Company has agreed to cause such designee to be elected to the Board of Directors of the Company. Yasuo Okamoto is the director designated by Isetan. In addition, the Company may designate one individual to attend all meetings of the Company's Board of Directors in a non-voting observer capacity.

    Equipment Lessors. Whippoorwill owns a beneficial interest of approximately 25% of a holder of a note issued to one of the Company's prior equipment lessors in connection with the Reorganization, which note is in an aggregate principal amount of $34,232,500.


                             ADDITIONAL INFORMATION

    There is no current public trading market for the Common Stock.

    The Board of Directors of the Company met eight times during the fiscal year ended January 29, 2000. Among its standing committees, the Company has an Audit Committee and a Compensation Committee.

    AUDIT COMMITTEE: The Audit Committee consists of two directors independent of management and free of any relationship that, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment as a committee member. The Audit Committee recommends the selection of the Company's independent auditors, periodically reviews the adequacy of the Company's internal financial controls, reviews with the Company's independent auditors the annual audit, and periodically reviews the terms of material transactions between the Company and its affiliates and subsidiaries. The Audit Committee currently consists of Messrs. Robert J. Tarr, Jr. as its chairman, and Carl Spielvogel. The Audit Committee met five times in fiscal 1999.

    COMPENSATION COMMITTEE: The Compensation Committee consists of three directors, and its function includes management compensation matters. The Compensation Committee currently consists of David Strumwasser, Robert Tarr, Jr. and Douglas Teitelbaum.

    There are no family relationships between any nominee, director or executive officer of the Company.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    The Common Stock is registered pursuant to Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Section 16(a) of the Exchange Act requires that each director and executive officer of the Company and each person owning more than 10% of the Common Stock report his or its initial ownership of the Common Stock and any subsequent changes in that ownership to the Commission. The Company is required to disclose in this Proxy Statement any late filings of such reports with respect to the most recent fiscal year.

    Based solely upon a review of copies of forms furnished to the Company or written representations from certain reporting persons that no Form 5 filings were required, the Company believes that during fiscal 1999, all such Section 16(a) filing requirements were timely satisfied.

                  2. APPROVAL OF THE EMPLOYEE STOCK OPTION PLAN


                                     GENERAL

    The Board of Directors of the Company and its Compensation Committee have approved the Company's Employee Stock Option Plan (the "Plan"), subject to stockholder approval. The purpose of the Plan is to provide certain key employees of the Company and its subsidiaries an opportunity to acquire an ownership interest in the Company and thereby create in such employees an increased interest in and greater concern for the welfare of the Company, to retain their continued employment, and to secure and retain the services of persons capable of filling key positions with the Company and its subsidiaries. Pursuant to the Plan, the Company may grant options with respect to an aggregate of up to 654,000 shares of Common Stock, with no individual optionee to receive in excess of 196,200 shares of Common Stock upon exercise of options granted under the Plan. Options granted pursuant to the Plan may be either incentive stock options ("ISOs") or non-qualified stock options ("NQSOs"). Shares of Common Stock subject to options may be either authorized and unissued shares, or previously issued shares acquired or to be acquired by the Company and held in its treasury. The following summary of the Plan is not intended to be complete and is qualified in its entirety by reference to the Plan, which is attached as Exhibit A to this Proxy Statement. All options heretofore granted pursuant to the Plan are subject to stockholder approval of the Plan.

                               SUMMARY OF THE PLAN

    Administration. The Plan is administered by a stock option committee of the Board of Directors of the Company, which is comprised of "non-employee directors" within the meaning of Rule 16b-3 under Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (the "Option Committee"). The members of the Committee are David A. Strumwasser, Robert J. Tarr, Jr. and Douglas P. Teitelbaum. Any or all powers and functions of the Committee may be exercised at any time and from time to time by the Board of Directors or an executive committee of the Board of Directors (the "Executive Committee"), provided in the case of the Executive Committee that all of its members are "non-employee directors" within the meaning of Rule 16b-3. (References in this discussion to the "Committee" include the Option Committee, the Board of Directors and the Executive Committee to the extent any of the foregoing administers the Plan.) The authority of the Committee includes, among other things, determining the persons to whom options are granted, the timing of any grants, the number of shares subject to each option, the period of exercisability, the designation of options as ISOs or NQSOs and the other terms and provisions thereof.

    Eligibility. Options may be granted only to salaried key employees of the Company or any subsidiary or parent corporation of the Company now existing or subsequently formed or acquired, except members of the Option Committee and Allen I. Questrom.

    Grant, Terms and Conditions of Options. The Company will not receive any monetary consideration for granting options.

    The exercise price for each share subject to an option will be an amount that the Committee determines, in its good faith judgment, to be not less than 100% of the fair market value of the Common Stock on the date the option is granted. In the case of ISOs, however, the exercise price per share of ISOs granted to any holder of capital stock of the Company (or any subsidiary or parent corporation) representing 10% or more of the voting power of the Company (or any subsidiary or parent corporation ) will be in an amount that the Committee determines, in its good faith judgement, to be not less than 110% of the fair market value of the Common Stock on the date the ISO is granted.

    Under the Plan, fair market value per share means:

         (1) if the shares are listed on a national securities exchange or reported on the NASDAQ Stock Market ("NASDAQ"), the last reported sale price per share on such exchange or such system on the date the option is granted or, if the shares are not traded or reported on such date, then on the closest preceding date on which such shares were traded or reported; or

         (2) if the shares are not listed on a national securities exchange or reported on NASDAQ but are quoted in the over-the-counter market, the average of the closing bid and ask quotations in such market for such shares on the date the option is granted or, if there are no such quotations on such date, then on the closest preceding date on which such quotations are available; provided, however, that if, in the judgment of the Board of Directors, there is not a regular, active public market for the shares, fair market value per share shall be determined by the Board of Directors in its good faith judgement. The determination by the Board of Directors of fair market value will be conclusive and binding.

    Payment for shares purchased upon the exercise of options may be in cash or, to the extent permitted by the Committee in its discretion and by applicable law, with other shares of Common Stock or an executed promissory note on such terms and conditions as the Committee shall determine.

    Options granted under the Plan are exercisable at such times, in such amounts and during such period or periods as the Committee may determine at the date the option is granted, which period or periods will end, at the discretion of the Committee, not more than ten years after the date of grant and, in the case of a person who at the date of grant owns capital stock of the Company (or any subsidiary or parent corporation) representing 10% or more of the voting power of the Company (or any subsidiary or parent corporation), are not exercisable after five years from the date of grant. Except as otherwise provided under the Internal Revenue Code of 1986, as amended (the "Code"), to the extent that the aggregate fair market value of shares subject to ISOs (under any plan of the Company or any subsidiary or parent corporation of the Company) exercisable for the first time in any calendar year exceeds $100,000, such excess will be treated as NQSOs.

    In addition, the Committee has the right to accelerate, in whole or in part, from time to time, conditionally or unconditionally, the right to exercise any option granted under the Plan.

    In the event of retirement, termination by the Company of employment with or without cause, termination of employment by an optionee with or without good reason or upon death or disability, special rules will apply regarding the exercisability of options.

    Options may not be transferred except by will or the law of descent or distribution. Options are only exercisable during the lifetime of a holder by such holder.

    In the event of a "change in control" of the Company, all then outstanding options shall immediately become exercisable. The Committee, in its sole discretion, may determine that, upon the occurrence of a "change in control," each option outstanding under the Plan shall terminate within a specified number of days after notice to the holder, and such holder shall receive, with respect to each share subject to such option, an amount in cash or other property, or any combination thereof, equal to the excess of the aggregate fair market value at the time of such transaction of the shares subject to such option over the aggregate exercise price therefor. The foregoing provision does not apply to options granted to officers subject to Section 16 (a) of the Exchange Act within six months prior to a change-in-control, unless an exemption from liability under Section 16 (b) of the Exchange Act is otherwise available.

    Effect of Change in Common Stock. In the event of any change in the Common Stock through merger, consolidation, reorganization, recapitalization, stock dividend, stock split, split-up, split-off, combination of shares, exchange of shares, or other like change in capital structure of the Company, an adjustment will be made to (i) each outstanding option so that such option thereafter is exercisable for such securities, cash and/or property as would have been received had such option been exercised in full immediately prior to such transaction and been exchanged in such transaction, (ii) the number of shares subject to the Plan and (iii) the limit in the maximum number of shares subject to options under the Plan. An adjustment will be made successively each time any such change occurs.

    Amendment or Termination. The Board of Directors of the Company may at any time amend or terminate the Plan, provided that no such action affects or impairs the rights of an optionee under any previously granted option.

Notwithstanding the foregoing, without the approval of the Company's stockholders, no amendment or change may be made (a) increasing the total number of shares of Common Stock reserved for options under the plan (other than an increase resulting from an adjustment), (b) reducing the exercise price of any ISO, (c) modifying the provisions of the plan relating to eligibility or (d) materially increasing the benefits accruing to participants under the plan.

    The Board of Directors recommends a vote FOR the approval of the adoption of the Plan. A favorable vote of a majority of the shares present at the meeting in person or by proxy is required for approval.


                     CERTAIN FEDERAL INCOME TAX CONSEQUENCES

    The statements in the following paragraphs are based on federal income tax law and interpretational authorities as of the date of this Proxy Statement, which are subject to change at any time. The law is technical and complex and the statements represent only a general summary of some of the applicable provisions.

    Incentive Options

    ISOs under the Plan are intended to meet the definitional requirements of
Section 422(b) of the Code for an "incentive stock option."

    Under the Code, the grantee of an ISO generally is not subject to regular income tax upon the receipt or exercise of such ISO (except that the alternative minimum tax may apply). If after exercising an ISO, an employee disposes of the shares of Common Stock so acquired after the longer of two years from the date of grant or one year from the date of transfer of shares of Common Stock pursuant to the exercise of such ISO (the "applicable holding period"), the employee will normally recognize a long-term capital gain or loss equal to the excess, if any, of the amount received for the shares of Common Stock over the aggregate exercise price for such shares. If, however, an employee does not hold the shares of Common Stock so acquired for the applicable holding period, the disposition is normally a "disqualifying disposition," and the employee would recognize income in the year of the disqualifying disposition equal to the excess of the amount received for the shares of Common Stock over the aggregate exercise price for such shares. Of that income, the portion equal to the excess of the fair market value of the shares at the time the ISO was exercised over the exercise price will be ordinary income and the balance, if any, will be long-term or short-term capital gain depending on whether the holding period for the shares of Common Stock exceeded one year and provided that the employee held such shares as a capital asset at such time.

    If, in a disqualifying disposition, the employee sells the shares of Common Stock at a price that is below the fair market value of the shares of Common Stock at the time the ISO was exercised, the amount of ordinary income will be limited to the amount by which the amount realized on the sale exceeds the exercise price.

    An employee who exercises an ISO by delivering shares previously acquired pursuant to the exercise of an ISO is treated as making a "disqualifying disposition" of such shares if the employee delivers such shares before the expiration of the applicable holding period with respect to such shares. Upon the exercise of an ISO with previously acquired shares as to which no disqualifying disposition occurs, it would appear that the employee would not recognize again or loss with respect to such previously acquire shares.

    A deduction will not be allowed to the Company for federal income tax purposes with respect to the grant or exercise of an ISO or the disposition, after the applicable holding period, of the shares of Common Stock acquired upon exercise of an ISO. In the event of a disqualifying disposition, a federal income tax deduction will be allowed to the Company in an amount equal to the ordinary income to be recognized by the optionee, provided that such amount constitutes an ordinary and necessary business expense to the Company, is reasonable and the Company satisfies its withholding obligation, if any, with respect to such income.

    Non-Qualified Options

    A NQSO is an option that does not qualify as an "incentive stock option" under Section 422(b) of the Code. An individual who receives a NQSO will not recognize any taxable income upon the grant of such NQSO. Generally, upon exercise of a NQSO, an individual will be treated as having received ordinary income in an amount equal to the excess of the fair market value of the shares of Common Stock at the time of exercise over the aggregate exercise price for such shares.

    Any optionee who is an officer of the Company or a beneficial owner of more than ten percent (10%) of any class of registered equity securities of the Company should consult with his or her tax advisor as to whether, as a result of
Section 16 (b) of the Exchange Act and the rules and regulations thereunder that are related thereto, the timing of income recognition is deferred for any period following the exercise of a NQSO (i.e., the "Deferral Period"). If there is a Deferral Period, absent a written election (pursuant to Section 83 (c) of the Code) filed with the Internal Revenue Service within 30 days after the date of transfer of the shares of Common Stock pursuant to the exercise of the option to include in income, as of the transfer date, the excess (on such date) of the fair market value of such shares of Common Stock over their exercise price, recognition of income by the individual will be deferred until the expiration of the Deferral Period, if any.

    The ordinary income recognized with respect to the transfer of shares of Common Stock or receipt of cash upon exercise of a NQSO under the Plan will be subject to both wage withholding and employment taxes. In addition to the customary methods of satisfying the withholding tax liabilities that arise upon the exercise of a NQSO, an individual may satisfy the liability in whole or in part by directing its Company to withhold shares of Common Stock from those that would otherwise be issuable to the individual or by tendering other shares of Common Stock owned by the individual. The withheld shares of Common Stock and other tendered shares will be valued at their fair market value. Individuals who, by virtue of their positions with the Company, are subject to Section 16(b) of the Exchange Act may elect this method of satisfying the withholding obligation only during certain restricted periods.

    An individual's tax basis in the shares of Common Stock received on exercise of a NQSO will be equal to the amount of any cash paid on exercise, plus the amount of ordinary income recognized by such individual as a result of the receipt of such shares of Common Stock. The holding period for such shares would begin just after the transfer of shares of Common Stock or, in the case of an officer or beneficial owner of more than 10% of any class of registered equity securities of the Company who does not elect to be taxed as of the exercise date, just after the expiration of the Deferral Period, if any. A deduction for federal income tax purposes will be allowed to the Company in an amount equal to the ordinary income taxable to the individual, provided that such amount constitutes an ordinary and necessary business expense, is reasonable and the Company satisfies its withholding obligation with respect to such income.

    If an individual exercises a NQSO by delivering shares to the Company, other than shares previously acquired pursuant to the exercise of an ISO which is treated as a "disqualifying disposition" as described above, the individual will not recognize gain or loss with respect to the exchange of such shares, even if their then fair market value is different from the individual's tax basis. The individual, however, will be taxed as described above with respect to the exercise of the NQSO as if he or she had paid the exercise price in cash, and the Company likewise generally will be entitled to an equivalent tax deduction. So long as the individual receives a separate identifiable stock certificate therefor, the tax basis and the holding period for that number of shares of Common Stock received on such exercise will be equal to the tax basis and include the holding period of those shares surrendered. The individual's tax basis and holding period for the additional shares received on exercise of a NQSO paid for, in whole or in part, with shares will be the same as if the individual had exercised the NQSO solely for cash.

    Change in Control

    As described above, upon a "change in control" of the Company, all the then outstanding options shall immediately become exercisable. In general, if the total amount of payments to optionees that are contingent upon a "change of control" of the Company (as defined in Section 280G of the Code), including payments upon the exercise of options under the Plan that vest upon a "change in control," equals or exceeds three times the recipient's "base amount" (generally, such recipient's average annual compensation for the five years preceding the change in control), then, subject to certain exceptions, the payments may be treated as "parachute payments" under the Code, in which case a portion of such payments would be non-deductible to the Company and the recipient would be subject to a 20% excise tax on such portion of the payments.


         CERTAIN LIMITATIONS ON DEDUCTIBILITY OF EXECUTIVE COMPENSATION

    With certain exceptions, Section 162(m) of the Code limits the Company's deduction for compensation paid to certain executive officers in excess of $1 million per executive per taxable year (including any deduction with respect to the exercise of a NQSO or the disqualifying disposition of stock purchased pursuant to an ISO). This limitation would not apply to options granted under the Plan if stockholder approval is obtained.



                           3. APPOINTMENT OF AUDITORS

    It is proposed that the stockholders ratify the appointment of Ernst & Young LLP as independent auditors of the Company for the fiscal year ending February 3, 2001. Ernst & Young LLP have been the independent auditors of the Company since 1996. It is expected that a representative of Ernst & Young LLP will be present at the Annual Meeting with the opportunity to make a statement if he desires to do so and will be available to respond to appropriate questions.

    The Board of Directors recommends that the accompanying Proxy be voted in favor of such appointment. A favorable vote of a majority of the shares present at the meeting in person or by proxy is required for approval.


                                  MISCELLANEOUS

    The Board of Directors knows of no business to come before the meeting other than as stated in the Notice of Annual Meeting of Stockholders. Should any business other than that set forth in said Notice properly come before the meeting, it is the intention of the persons named in the accompanying Proxy to vote said Proxy in accordance with their judgment on such matters.

    A list of the Company's stockholders as of the record date for the meeting will be available for examination by any stockholder, for purposes germane to the meeting, during ordinary business hours, for ten days prior to the date of the meeting at the offices of the Company in Lyndhurst, New Jersey where the meeting is being held.

    All shares represented by the accompanying Proxy given prior to the meeting will be voted in the manner specified therein. Proxy cards returned without specification will be voted in accordance with the recommendation of the Board of Directors. The shares of stockholders who have properly withheld authority to vote for the nominees proposed by the Board of Directors (including broker non-votes) will not be counted toward achieving a plurality. As to any matters which may come before the meeting other than those specified above, the Proxy holders will be entitled to exercise discretionary authority. The holders of a majority of the outstanding shares of Common Stock present in person or represented by proxy will constitute a quorum at the Annual Meeting.

    For purposes of this meeting, except for the election of directors, which requires a plurality vote, the affirmative vote of the majority of shares present in person or represented by proxy at the meeting for a particular matter is required for the matter to be deemed an act of the stockholders. With respect to abstentions, the shares are considered present at the meeting for the particular matter, but since they are not affirmative votes for the matter, they will have the same effect as votes against the matter. With respect to broker non-votes, the shares are not considered present at the meeting for the particular matter as to which the broker withheld its vote. Consequently, broker non-votes are not counted in respect of the matter, but they do have the practical effect of reducing the number of affirmative votes required to achieve a majority for such matter by reducing the total number of shares from which the majority is calculated.





                            PROPOSALS OF STOCKHOLDERS

    Proposals of stockholders intended to be present at the next Annual Meeting of Stockholders must be received by the Company no later than January 22, 2001 to be considered for inclusion in the Company's Proxy Statement and form of Proxy relating to that meeting. Such proposals should be addressed to Marc H. Perlowitz, Secretary, Barneys New York, Inc., 575 Fifth Avenue, New York, NY 10017.



                            EXPENSES OF SOLICITATION

    The Company will bear the cost of the solicitation of Proxies. In addition to the use of the mails, proxies may be solicited by the executive employees and directors of the Company personally, by telephone or by telecopy. The Company has retained The Altman Group to assist in the solicitation of proxies for a fee of $6,000, plus reimbursement of out-of-pocket expenses. Brokers, nominees, fiduciaries and other custodians will be requested to forward soliciting material to the beneficial owners of shares and will be reimbursed for their expenses.

    BARNEYS NEW YORK, INC. WILL FURNISH A COPY OF ITS ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED JANUARY 29, 2000, WITHOUT EXHIBITS, WITHOUT CHARGE TO EACH PERSON WHO FORWARDS A WRITTEN REQUEST THEREFOR, INCLUDING A REPRESENTATION THAT SUCH PERSON WAS A BENEFICIAL HOLDER OF COMMON STOCK OF BARNEYS NEW YORK, INC. ON MAY 15, 2000, TO MARC H. PERLOWITZ, SECRETARY, BARNEYS NEW YORK, INC., 575 FIFTH AVENUE, NEW YORK, NY, 10017.

Dated:  May 22, 2000                 By Order of the Board of Directors


                                 /s/ Marc H. Perlowitz

                                     Marc H. Perlowitz
                                     Secretary

                                                                       Exhibit A
                                                                       ---------






                             BARNEYS NEW YORK, INC.
                           EMPLOYEE STOCK OPTION PLAN

1.       Purposes...........................................................1

2.       Stock Subject to the Plan..........................................1

3.       Administration.....................................................1

4.       Eligibility........................................................2

5.       Option Price and Payment...........................................2

6.       Terms of Options and Limitations on the Right of Exercise..........3

7.       Termination of Employment..........................................4

8.       Exercise of Options................................................6

9.       Use of Proceeds....................................................6

10.      Non-Transferability of Options.....................................6

11.      Adjustment of Shares; Effect of Certain Transactions...............6

12.      Right to Terminate Employment......................................7

13.      Purchase for Investment............................................7

14.      Issuance of Stock Certificates; Legends; Payment of Expenses.......7

15.      Withholding Taxes..................................................8

16.      Listing of Shares and Related Matters..............................8

17.      Amendment of the Plan..............................................8

18.      Termination or Suspension of the Plan..............................9

19.      Savings Provision..................................................9

20.      Governing Law......................................................9

21.      Partial Invalidity.................................................9

22.      Effective Date.....................................................9

                             BARNEYS NEW YORK, INC.
                           EMPLOYEE STOCK OPTION PLAN

1.       Purposes

    Barneys New York, Inc., a Delaware corporation (the "Company"), wishes to provide certain of its key employees and certain key employees of any subsidiary corporation or parent corporation of the Company now existing or hereafter formed or acquired who are responsible for the continued growth of the Company an opportunity to acquire a proprietary interest in the Company, and thereby create in such key employees an increased interest in and a greater concern for the welfare of the Company and its subsidiaries.

    The Company, by means of the Plan, seeks to retain the services of persons now holding key positions and also to secure and retain the services of persons capable of filling such positions.

    The stock options ("Options") offered pursuant to this Employee Stock Option Plan (the "Plan") are a matter of separate inducement and are not in lieu of any salary or other compensation for the services of any key employee.

    The Options granted under the Plan are intended to be either incentive stock options ("Incentive Options") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or options that do not meet the requirements for Incentive Options ("Non-Qualified Options"). The Company makes no warranty, however, as to the qualification of any Option as an Incentive Option.

2.       Stock Subject to the Plan

    Options granted under the Plan shall be exercisable for shares of common stock, $.01 par value per share, of the Company ("Common Stock"). The total number of shares of Common Stock of the Company authorized for issuance upon the exercise of Options under the Plan (the "Shares") shall not exceed, in the aggregate, 654,000 Shares, with no individual optionee to receive in excess of 196,200 Shares upon exercise of Options granted under the Plan, subject to adjustment in accordance with Section 11 of the Plan.

    Shares available for issuance under the Plan may be either authorized but unissued Shares, Shares of issued stock held in the Company's treasury, or both, at the discretion of the Company. If and to the extent that Options granted under the Plan expire or terminate without having been exercised, the Shares covered by such expired or terminated Options may again be subject to an Option under the Plan.

    Except as provided in Sections 18 and 22 hereof, the Company may, from time to time during the period beginning on March 8, 2000 (the "Effective Date") and ending on March 8, 2010 (the "Termination Date"), grant to certain key employees of the Company, or certain key employees of any subsidiary corporation or parent corporation of the Company, Incentive Options and/or Non-Qualified Options under the terms hereinafter set forth.

    As used in the Plan, the term "parent corporation" and "subsidiary corporation" shall mean a corporation within the definitions of such terms contained in Sections 424(e) and 424(f) of the Code, respectively.

3.       Administration

    The board of directors of the Company (the "Board of Directors") shall designate from among its members a stock option committee, which may also be any other committee of the Board of Directors (the "Committee"), to administer the Plan. The Committee shall consist of no fewer than two (2) members of the Board of Directors, each of whom shall be a "non-employee director" within the meaning of Rule 16b-3 (or any successor rule or regulation) promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). A majority of the members of the Committee shall constitute a quorum and the act of a majority of the members of the Committee shall be the act of the Committee. Any member of the Committee may be removed at any time either with or without cause by resolution adopted by the Board of Directors and any vacancy on the Committee at any time may be filled by resolution adopted by the Board of Directors.

    Any and all powers and functions of the Committee may be exercised at any time and from time to time by the Board of Directors or an executive committee of the Board of Directors (the "Executive Committee"; references below to the Committee shall be deemed to include references to the Board of Directors and the Executive Committee, except as the context otherwise requires); provided, however, that all of the members of the Board of Directors or the Executive Committee, as the case may be, shall be "non-employee directors" within the meaning of Rule 16b-3 (or any successor rule or regulation) promulgated under the Exchange Act.

    Subject to the express provisions of the Plan, the Committee shall have the authority, in its sole discretion, to determine the key employees to whom Options shall be granted, the time when such persons shall be granted Options, the number of Shares which shall be subject to each Option, the purchase price of each Share which shall be subject to each Option, the period(s) during which such Options shall be exercisable (whether in whole or part), and the other terms and provisions thereof (which need not be identical). In determining the key employees to whom Options shall be granted and the number of Shares for which Options are to be granted to each key employee, the Committee shall give due consideration to the length of service, performance, the amount of earnings and the responsibilities and duties of such person.

    Subject to the express provisions of the Plan, the Committee also shall have the authority to construe the Plan and the Options granted hereunder, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the terms and provisions of the Options (which need not be identical) and to make all other determinations necessary or advisable for administering the Plan. The Committee also shall have the authority to require, in its discretion, as a condition of the granting of any such Option, that the employee agree that in the event of termination of employment of such employee, other than as a result of dismissal without cause or Termination For Good Reason (as defined in Section 7 herein), such employee will not, for a period to be fixed at the time of the grant of the Option, enter into any other employment or participate directly or indirectly in any other business or enterprise which is competitive with the business of the Company or any subsidiary corporation or parent corporation of the Company, or enter into any employment in which such employee will be called upon to utilize special knowledge obtained through employment with the Company or any subsidiary corporation or parent corporation thereof. Any officer of the Company or any subsidiary corporation or parent corporation who is subject to the reporting requirements of Section 16(a) of the Exchange Act (or any successor provision) shall not be entitled to sell or otherwise dispose of any Shares acquired upon the exercise of any Option for a period of six (6) months from the date such Option was granted.

    Any determination of the Committee on the matters referred to in this
Section 3 shall be conclusive.

    The Committee may employ such legal or other counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion or computation received from any such counsel, consultant or agent. Expenses incurred by the Committee in the engagement of such counsel, consultant or agent shall be paid by the Company or such subsidiary corporation or parent corporation of the Company whose employees have benefited from the Plan, as determined by the Committee. No member or former member of the Board of Directors, the Executive Committee or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Options granted hereunder.

4.       Eligibility

    Options may be granted only to salaried key employees of the Company or any subsidiary corporation or parent corporation of the Company now existing or hereafter formed or acquired, except members of the Committee and Allen I. Questrom.

    The Plan does not create a right in any person to participate in, or be granted options under, the Plan.

5.       Option Price and Payment

    The price for each Share purchasable under any Option granted hereunder shall be determined by the Committee in its good faith judgment, but shall not be less than one hundred percent (100%) of the "fair market value" (as defined below) per Share at the date the Option is granted; provided, however, that in the case of an Incentive Option granted to a key employee who, at the time such Option is granted, owns shares of the Company or any subsidiary corporation or parent corporation representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any subsidiary corporation or parent corporation, the purchase price for each Share shall be not less than one hundred ten percent (110%) of the fair market value per Share at the date the Option is granted. In determining the stock ownership of a key employee for any purpose under the Plan, the rules of Section 424(d) of the Code shall be applied, and the Committee may rely on representations of fact made to it by the key employee and believed by it to be true.

    For purposes of the Plan, "fair market value," with respect to any date of determination, means:

                                    (i) if the Shares are listed or admitted to
                     trading on a national securities exchange in the United States or reported through the NASDAQ Stock Market ("NASDAQ"), then the closing sale price on such exchange or NASDAQ on such date or, if no trading occurred or quotations were available on such date, then on the closest preceding date on which the Shares were traded or quoted; or

                                    (ii) if not so listed or reported but a
                     regular, active public market for the Shares exists (as determined in the sole discretion of the Board of Directors, whose decision shall be conclusive and binding), then the average of the closing bid and ask quotations per Share in the over-the-counter market for such Shares in the United States on such date or, if no such quotations are available on such date, then on the closest date preceding such date. For purposes of the foregoing, a market in which trading is sporadic and the ask quotations generally exceed the bid quotations by more than 15% shall not be deemed to be a "regular, active public market."

    If the Board of Directors determines that a regular, active public market does not exist for the Shares, the Board of Directors shall determine the fair market value of the Shares in its good faith judgment based on the total number of shares of Common Stock then outstanding, taking into account all outstanding options, warrants, rights or other securities exercisable or exchangeable for, or convertible into, shares of Common Stock.

    Upon the exercise of an Option granted hereunder, the Company shall cause the purchased Shares to be issued only when it shall have received the full purchase price therefor in cash; provided, however, that in lieu of cash, the holder of an Option may to the extent permitted by the Committee in its discretion and applicable law, exercise an Option (a) in whole or in part, by delivering to the Company shares of Common Stock of the Company (in proper form for transfer) owned by such holder having a fair market value equal to the cash exercise price applicable to that portion of the Option being exercised, the fair market value of the shares of Common Stock so delivered to be determined as of the date immediately preceding the date of exercise, or as otherwise may be required to comply with or conform to the requirements of any applicable law or regulations, or (b) in part, by delivering to the Company an executed promissory note on such terms and conditions as the Committee shall determine in its sole discretion; provided, however, that the principal amount of such note shall not exceed ninety percent (90%) (or such other percentage as would be required to comply with applicable margin regulations) of the aggregate purchase price of the Shares then being purchased pursuant to the exercise of such Option.

6.       Terms of Options and Limitations on the Right of Exercise

    Any Option granted hereunder shall be exercisable at such times, in such amounts and during such period or periods as the Committee shall determine at the date of the grant of such Option, which period or periods shall end, at the discretion of the Committee, not more than ten (10) years after the date of the grant of such Option. Notwithstanding the immediately preceding sentence, in the case of an Incentive Option granted to a person who, at the time such Incentive Option is granted, owns stock of the Company or any subsidiary corporation or parent corporation of the Company representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any subsidiary corporation or parent corporation of the Company, such Incentive Option shall not be exercisable after the expiration of five (5) years from the date such Incentive Option is granted.

    The Committee shall have the right to accelerate, in whole or in part, from time to time, conditionally or unconditionally, rights to exercise any Option granted hereunder. To the extent that an Option is not exercised within the period of exercisability specified therein, it shall expire as to the then unexercised part.

    Except as otherwise provided under the Code, to the extent that the aggregate fair market value of stock for which Incentive Options (under all stock option plans of the Company and of any parent corporation or subsidiary corporation of the Company) are exercisable for the first time by an employee during any calendar year exceeds one hundred thousand dollars ($100,000), such Options shall be treated as Non-Qualified Options. For purposes of this limitation, (a) the fair market value of stock is determined as of the time the Option is granted, and (b) the limitation will be applied by taking into account Options in the order in which they were granted.

    In no event shall an Option granted hereunder be exercised for a fraction of a Share or for less than one hundred (100) Shares (unless the number purchased is the total balance for which the Option is then exercisable).

    A person entitled to receive Shares upon the exercise of an Option shall not have the rights of a stockholder with respect to such Shares until the date of issuance of a stock certificate to him or her for such Shares; provided, however, that until such stock certificate is issued, any holder of an Option using previously acquired shares of Common Stock in payment of an option exercise price shall continue to have the rights of a stockholder with respect to such previously acquired shares of Common Stock.

7.       Termination of Employment

    Upon termination of employment of any key employee with the Company and all subsidiary corporations and parent corporations of the Company, any Option previously granted to such employee, unless otherwise specified by the Committee in the Option shall, to the extent not theretofore exercised, terminate and become null and void; provided, however, that:

                                    A. if any key employee shall die while in
                     the employ of such corporation or during either the one (1) year or six (6) month period, whichever is applicable, specified in clauses (B) and (C) below, any Option granted hereunder, unless otherwise specified by the Committee in the Option, shall be exercisable for any or all of such number of Shares that such employee is entitled to exercise at the time of death, by the legal representative of such employee or such person who acquired such Option by bequest or inheritance or by reason of the death of such employee, at any time up to and including one (1) year after the date of death;

                                    B. if the employment of any key employee
                     shall terminate by reason of such employee's disability (as described in Section 22(e)(3) of the Code), any Option granted hereunder, unless otherwise specified by the Committee in the Option, shall be exercisable for any or all of such number of Shares that such employee is entitled to exercise at the effective date of termination of employment by reason of disability, at any time up to and including one (1) year after the effective date of such termination of employment;

                                    C. if the employment of any key employee
                     shall terminate (i) by reason of the employee's retirement (at such age or upon such conditions as shall be specified by the Committee), (ii) by the key employee for "good reason" (only if such employee is party to a written employment agreement with the Company or any subsidiary corporation or parent corporation which expressly provides for termination by the key employee for "good reason," and such employee validly terminates his or her employment for "good reason," as such term is defined in the agreement ("Termination For Good Reason")), or (iii) by the employer other than for cause (as defined below), such Option, unless otherwise specified by the Committee in the Option, shall be exercisable for any or all of such number of Shares that such employee is entitled to exercise at the effective date of termination of employment, at any time up to and including six (6) months after the effective date of such termination of employment; and

                                    D. if the employment of any employee shall
                     terminate by any reason other than that provided for in clauses (A), (B) or (C) above, such Option, unless otherwise specified by the Committee in such Option shall, to the extent not theretofore exercised, become null and void upon the earlier of (i) the date notice of such termination is provided to such employee or (ii) the effective date of such termination of employment.

    None of the events described above shall extend the period of exercisability of the Option beyond the expiration date thereof. If an Option granted hereunder shall be exercised by the legal representative of a deceased grantee or by a person who acquired an Option granted hereunder by bequest or inheritance or by reason of the death of any employee or former employee, written notice of such exercise shall be accompanied by a certified copy of letters testamentary or equivalent proof of the right of such legal representative or other person to exercise such Option.

    For purposes of the Plan, the term "for cause" shall mean (a) with respect to an employee who is a party to a written employment agreement with, or, alternatively, participates in a compensation or benefit plan (other than the Plan) of, the Company or a subsidiary corporation or parent corporation of the Company, which agreement or plan contains a definition of "for cause" or "cause" (or words of like import) for purposes of termination of employment or services thereunder by the Company or such subsidiary corporation or parent corporation of the Company, "for cause" or "cause" as defined therein (if an employee is both party to an employment agreement and participates in such a plan, the definition contained in such employment agreement shall control); or (b) in all other cases, as determined by the Committee or the Board of Directors, in its reasonable discretion, including, without limitation, (i) the willful act or omission of the employee that causes or may cause material damage to the Company or a subsidiary corporation or parent corporation of the Company; (ii) the commission by an employee of an act of fraud in the performance of such employee's duties on behalf of the Company or a subsidiary corporation or parent corporation of the Company; (iii) conviction of the employee for commission of a felony in connection with the performance of his duties on behalf of the Company or a subsidiary corporation or parent corporation of the Company; (iv) the continuing failure of an employee to perform the duties of such employee to the Company or a subsidiary corporation or parent corporation of the Company that has not been cured within 15 days after written notice thereof has been given to the employee by the Committee; or (v) breach of any material employment or other policy of the Company or, if applicable, of a subsidiary corporation or parent corporation.

    For purposes of the Plan, an employment relationship shall be deemed to exist between an individual and a corporation if, at the time of determination, the individual was an "employee" of such corporation for purposes of Section 422(a) of the Code. If an individual is on leave of absence taken with the consent of the corporation by which such individual was employed, or is on active military service, and is determined to be an "employee" for purposes of the exercise of an Option, such individual shall not be entitled to exercise such Option during such period and while the employment is treated as continuing intact unless such individual shall have obtained the prior written consent of such corporation, which consent shall be signed by the chairman of the board of directors, the president, an executive vice-president or other duly authorized officer of such corporation.

    A termination of employment shall not be deemed to occur by reason of (i) the transfer of an employee from employment by the Company to employment by a subsidiary corporation or a parent corporation of the Company or (ii) the transfer of an employee from employment by a subsidiary corporation or a parent corporation of the Company to employment by the Company or by another subsidiary corporation or parent corporation of the Company.

8.       Exercise of Options

    Subject to the limitations on exercise referred to in Sections 6 and 7 hereof, Options granted under the Plan shall be exercised by the optionee as to all or part of the Shares covered thereby by giving written notice of exercise to the Corporate Secretary of the Company at the principal business office of the Company, specifying the number of Shares to be purchased and specifying a business day not more than ten (10) days from the date such notice is given for the payment of the purchase price against delivery of the Shares being purchased. Subject to the terms of Sections 13, 14 and 15 hereof, the Company shall cause certificates for the Shares so purchased to be delivered at the principal business office of the Company, against payment of the full purchase price, on the date specified in the notice of exercise.

9.       Use of Proceeds

    The cash proceeds of the sale of Shares subject to the Options granted hereunder are to be added to the general funds of the Company and used for its general corporate purposes as the Board of Directors shall determine.

10.      Non-Transferability of Options

    An Option granted hereunder shall not be transferable, whether by operation of law or otherwise, other than by will or the laws of descent and distribution, and any Option granted hereunder shall be exercisable, during the lifetime of the holder, only by such holder; provided, however, the Committee may permit, in its sole discretion, and upon terms and conditions satisfactory to it, an option to be transferred to a trust established by the holder for the principal benefit of the holder and surviving members of the holder's immediate family. Except to the extent provided above, Options may not be assigned, transferred, pledged, hypothecated or disposed of in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process.

11.      Adjustment of Shares; Effect of Certain Transactions

    Notwithstanding any other provision contained herein, in the event of any change in the Shares subject to the Plan or to any Option granted under the Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, or other like change in the capital structure of the Company), an adjustment shall be made to each outstanding Option such that each such Option shall thereafter be exercisable for such securities, cash and/or other property as would have been received in respect of the Shares subject to such Option had such Option been exercised in full immediately prior to such change, and such an adjustment shall be made successively each time any such change shall occur. The term "Shares" after any such change shall refer to the securities, cash and/or property then receivable upon exercise of an Option. In addition, in the event of any such change, the Committee shall make any further adjustment to the maximum number of Shares which may be acquired under the Plan pursuant to the exercise of Options, the maximum number of Shares for which Options may be granted to any one employee and the number of Shares and price per Share subject to outstanding Options as shall be equitable to prevent dilution or enlargement of rights under such Options, and the determination of the Committee as to these matters shall be conclusive and binding on the optionee; provided, however, that (a) each such adjustment with respect to an Incentive Option shall comply with the rules of Section 424(a) of the Code (or any successor provision) and (b) in no event shall any adjustment be made which would render any Incentive Option granted hereunder other than an "incentive stock option" as defined in Section 422 of the Code.

    In the event of a "change in control" of the Company, all then outstanding Options shall immediately become exercisable. For purposes of the Plan, a "change in control" of the Company shall occur if (a) any person or other entity (other than any of the Company's subsidiaries, Bay Harbour Management L.C. and Whippoorwill Associates, Inc. and their affiliates), including any person as defined in Section 13(d)(3) of the Exchange Act, becomes the beneficial owner, as defined in Rule 13d-3 of the Exchange Act, directly or indirectly, of more than fifty percent (50%) of the total combined voting power of all classes of capital stock of the Company normally entitled to vote for the election of directors of the Company (the "Voting Stock"), (b) the Board of Directors approves the sale of all or substantially all of the property or assets of the

Company, (c) the Board of Directors approves a consolidation or merger of the Company with another corporation (other than with any of the Company's subsidiaries), the consummation of which would result in the stockholders of the Company immediately before the occurrence of the consolidation or merger owning, in the aggregate, less than 50% of the Voting Stock of the surviving entity, or
(d) a change in the Board of Directors occurs with the result that the members of the Board of Directors on the date hereof (the "Incumbent Directors") no longer constitute a majority of such Board of Directors, provided that any person becoming a director whose election or nomination for election was supported by a majority of the Incumbent Directors shall be considered an Incumbent Director for purposes hereof.

    The Committee, in its sole discretion, may determine that, upon the occurrence of a transaction described in the preceding paragraph, each Option outstanding hereunder shall terminate within a specified number of days after notice to the holder, and such holder shall receive, with respect to each Share subject to such Option, an amount equal to the excess of the fair market value of such Shares immediately prior to the occurrence of such transaction over the exercise price per Share of such Option; such amount shall be payable in cash, in one or more of the kinds of property payable in such transaction, or in a combination thereof, as the Committee in its discretion shall determine. The provisions contained in the preceding sentence shall be inapplicable to an Option granted within six (6) months before the occurrence of a change in control if the holder of such Option is subject to the reporting requirements of
Section 16(a) of the Exchange Act and no exemption from liability under Section 16(b) is otherwise available to such holder.

12.      Right to Terminate Employment

    The Plan shall not impose any obligation on the Company or on any subsidiary corporation or parent corporation thereof to continue the employment of any holder of an Option and it shall not impose any obligation on the part of any holder of an Option to remain in the employ of the Company or of any subsidiary corporation or parent corporation thereof.

13.      Purchase for Investment

    Except as hereinafter provided, the Committee may require the holder of an Option granted hereunder, as a condition of exercise of such Option in the event the Shares subject to such Option are not registered pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "Securities Act"), and applicable state securities laws, to execute and deliver to the Company a written statement, in form satisfactory to the Committee, in which such holder (1) represents and warrants that such holder is purchasing or acquiring the Shares acquired thereunder for such holder's own account, for investment only and not with a view to the resale or distribution thereof in violation of any federal or state securities laws, and (2) agrees that any subsequent resale or distribution of any of such Shares shall be made only pursuant to either (i) an effective registration statement under the Securities Act covering such Shares and under applicable state securities laws or (ii) specific exemptions from the registration requirements of the Securities Act and any applicable state securities laws, based on a written opinion of counsel, in form and substance satisfactory to counsel for the Company, as to the application thereto of any such exemptions.

    Nothing herein shall be construed as requiring the Company to register Shares subject to any Option under the Securities Act or any state securities law and, to the extent deemed necessary by the Company, Shares issued upon exercise of an Option may contain a legend to the effect that registration rights had not been granted with respect to such Shares.

14.      Issuance of Stock Certificates; Legends; Payment of Expenses

    Upon any exercise of an Option granted hereunder and payment of the purchase price therefor, a certificate or certificates representing the Shares shall be issued by the Company in the name of the person exercising the Option and shall be delivered to or upon the order of such person.

    The Company may endorse such legend or legends upon the certificates for Shares issued pursuant to the Plan and may issue such "stop transfer" instructions to its transfer agent in respect of such Shares as the Committee, in its sole discretion, determines to be necessary or appropriate to (a) prevent a violation of, or to comply with the procedures for an exemption from, the registration requirements of the Securities Act, (b) implement the provisions of the Plan and any agreement between the Company and the optionee or grantee with respect to such Shares or (c) permit the Company to determine the occurrence of a disqualifying disposition, as described in Section 421(b) of the Code, of Shares transferred upon exercise of an Incentive Option granted under the Plan.

    The Company shall pay all issue or transfer taxes with respect to the issuance or transfer of Shares, as well as all fees and expenses necessarily incurred by the Company in connection with such issuance or transfer, and fees and expenses which may be necessitated by the filing or amending of a registration statement under the Securities Act with respect to such Shares.

    All Shares issued as provided herein shall be fully paid and nonassessable to the extent permitted by law.

15.      Withholding Taxes

    The Company may require an employee exercising a Non-Qualified Option or disposing of Shares acquired under an Incentive Option in a disqualifying disposition (within the meaning of Section 421(b) of the Code), to reimburse the corporation which employs such employee for any taxes required by any governmental authority to be withheld and paid by such corporation in connection therewith, and such corporation shall have the right to withhold the amount of such taxes from any other sums due or to become due from such corporation to such employee upon such terms and conditions as the Committee shall prescribe. Such corporation may also, in its discretion, hold the stock certificate to which such employee is entitled upon the exercise of an Option as security for the payment of such withholding tax liability or retain Shares issuable upon such exercise having a fair market value at the date of exercise (as determined under Section 5) equal to the amount to be withheld; provided, however, that the Company shall not be authorized to retain Shares without the prior written consent of such employee if such retention would subject such employee to liability under Section 16(b) of the Exchange Act..

    A holder of a Non-Qualified Option may elect to satisfy all or part of the holder's related personal tax liabilities (an "Election") by (a) directing the Company to withhold from Shares issuable in the related exercise either a specified number of Shares or Shares having a specified value (in each case not in excess of the related personal tax liabilities), (b) tendering other shares of the Company's Common Stock owned by the holder or (c) combining any or all of the foregoing Elections in any fashion. An Election shall be irrevocable. The withheld Shares and other shares of Common Stock tendered in payment shall be valued at their fair market value (as determined under Section 5). The Committee may disapprove of any Election, suspend or terminate the right to make Elections or provide that the right to make Elections shall not apply to particular Shares or exercises. The Committee may impose any additional conditions or restrictions on the right to make an Election as it shall deem appropriate.
    The Committee may prescribe such rules as it determines with respect to employees subject to the reporting requirements of Section 16(a) of the Exchange Act to effect such tax withholding.

16.      Listing of Shares and Related Matters

    If at any time the Committee shall determine that the listing, registration or qualification of the Shares subject to such Option on any securities exchange or under any applicable law, or the consent or approval of any governmental regulatory authority, is necessary or desirable as a condition of, or in connection with, the granting of an Option, or the issuance of Shares thereunder, such Option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

17.      Amendment of the Plan

    The Board of Directors may, from time to time, amend the Plan, provided that no amendment shall be made, without the approval of the stockholders of the Company, that will (a) increase the total number of Shares reserved for Options under the Plan (other than an increase resulting from an adjustment provided for in Section 11 hereof), (b) reduce the exercise price of any Incentive Option granted hereunder, (c) modify the provisions of the Plan relating to eligibility, or (d) materially increase the benefits accruing to participants under the Plan. The Committee shall be authorized to amend the Plan and the Options granted thereunder to permit the Incentive Options granted thereunder to qualify as "incentive stock options" within the meaning of Section 422 of the Code and the Treasury Regulations promulgated thereunder. The rights and obligations under any Option granted before amendment of the Plan or any unexercised portion of such Option shall not be adversely affected by amendment of the Plan or the Option without the consent of the holder of such Option.

18.      Termination or Suspension of the Plan

    The Board of Directors may at any time suspend or terminate the Plan. The Plan, unless sooner terminated under Section 22 or by action of the Board of Directors, shall terminate at the close of business on the Termination Date. Options may not be granted while the Plan is suspended or after it is terminated. Rights and obligations under any Option granted while the Plan is in effect shall not be altered or impaired by suspension or termination of the Plan, except upon the consent of the person to whom the Option was granted. The power of the Committee to construe and administer any Options under Section 3 that are granted prior to the termination or suspension of the Plan shall continue after such termination or during such suspension.

19.      Savings Provision

    With respect to persons subject to Section 16 of the Exchange Act, transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 (or any successor provision) under the Exchange Act. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void to the extent permitted by law and deemed advisable by the Committee.

20.      Governing Law

    The Plan, the Options granted hereunder and all related matters shall be governed by, and construed and enforced in accordance with, the laws of the State of New York from time to time obtaining.

21.      Partial Invalidity

    The invalidity or illegality of any provision herein shall not be deemed to affect the validity of any other provision.

22.      Effective Date

    The Plan shall become effective at 5:00 P.M., New York City time, on the Effective Date; provided, however, that if the Plan is not approved by a vote of the stockholders of the Company at an annual meeting or any special meeting within twelve (12) months after the Effective Date, the Plan and any Options granted thereunder shall be null and void.

                     PLEASE MARK, SIGN, DATE AND MAIL YOUR
            PROXY CARD IN THE ENVELOPE PROVIDED AS SOON AS POSSIBLE!

                             BARNEYS NEW YORK, INC.

                                 JUNE 27, 2000

                 Please Detach and Mail in the Envelope Provided

 A [X]           PLEASE MARK YOUR
                 VOTES AS IN THIS
                 EXAMPLE
                FOR          WITHHELD
1. Election of  [ ]            [ ]              Nominees:    Allen I. Questrom
   directors.                                                Shelley F. Greenhaus
                                                             John Halpern
                                                             Yasuo Okamoto
                                                             Carl Spielvogel
FOR, except vote withheld from the following                 David A. Strumwasser
nominees:                                                    Robert J. Tarr, Jr.
                                                             Douglas P. Teitelbaum
                                                             Steven A. Van Dyke
                                                             Shelby S. Werner

                                                                                      FOR       AGAINST    ABSTAIN
2. To consider and act upon a proposal to approve the Company's Employee Stock        [ ]         [ ]        [ ]
Option Plan.

3. To ratify the appointment of Ernst & Young LLP as independent auditors for         [ ]         [ ]        [ ]
the Company for the fiscal year ending February 3, 2001.

4. In their discretion, to act upon such other matters as may properly come before the meeting or any adjournment thereof.


PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY, USING THE ENCLOSED
ENVELOPE.

SIGNATURE(S) (if held jointly)                                                       DATE:         , 2000
                              -------------------------------------------------------     ---------


NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS HEREON. EXECUTORS,
      ADMINISTRATORS, TRUSTEES, ETC. SHOULD SO INDICATE WHEN SIGNING, GIVING FULL
      TITLE AS SUCH. IF SIGNER IS A CORPORATION, EXECUTE IN FULL CORPORATE NAME BY
      AUTHORIZED OFFICER. IF SHARES ARE HELD IN THE NAMES OF TWO OR MORE PERSONS, ALL
      SHOULD SIGN.

                             BARNEYS NEW YORK, INC.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS-JUNE 27, 2000

The undersigned hereby appoints Marc H. Perlowitz and Steven M. Feldman or either of them, attorneys and proxies with full power of substitution in each of them, in the name, place and stead of the undersigned to vote as proxy all the stock of the undersigned in Barneys New York, Inc.

The shares represented by this proxy will be voted for proposals 1 through 3 and in accordance with item 4 if no instruction to the contrary is indicated, or if no instruction is given.

                  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)